                                                                  EXHIBIT 20

                       AMERICAN HONDA FINANCE CORPORATION
         MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                           03/01/99  through  03/31/99

I. ORIGINAL DEAL PARAMETER INPUTS
    (A) Total Portfolio Balance                                                                           $729,507,751.69
    (B) Total Securities Balance                                                                          $729,507,751.69
    (C) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                                       $179,424,000.00
      (ii)  Class A-1 Notes Percentage (C(i)/IB)                                                                    24.60%
      (iii) Class A-1 Notes Rate                                                                                    4.974%
      (iv)  Class A-1 Notes Accrual Basis                                                                      Actual/360
    (D) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                                       $195,000,000.00
      (ii)  Class A-2 Notes Percentage (D(i)/IB)                                                                    26.73%
      (iii) Class A-2 Notes Rate                                                                                    5.186%
      (iv)  Class A-2 Notes Accrual Basis                                                                      Actual/360
    (E) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                                       $208,000,000.00
      (ii)  Class A-3 Notes Percentage (E(i)/B)                                                                     28.51%
      (iii) Class A-3 Notes Rate                                                                                    5.300%
      (iv)  Class A-3 Notes Accrual Basis                                                                          30/360
    (F) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                                       $110,608,000.00
      (ii)  Class A-4 Notes Percentage (E(i)/B)                                                                     15.16%
      (iii) Class A-4 Notes Rate                                                                                    5.350%
      (iv)  Class A-4 Notes Accrual Basis                                                                          30/360
    (G) Certificates
      (i)   Certificates Balance                                                                           $36,475,751.69
      (ii)  Certificates Percentage (G(i)/B)                                                                         5.00%
      (iii) Certificates Rate                                                                                       5.350%
      (iv)  Certificates Accrual Basis                                                                             30/360
    (H) Servicing Fee Rate                                                                                           1.00%
    (I) Portfolio Summary
      (i)   Weighted Average Coupon (WAC)                                                                            7.03%
      (ii)  Weighted Average Original Maturity (WAOM)                                                               53.38 months
      (iii) Weighted Average Remaining Maturity (WAM)                                                               47.86 months
      (iv)  Number of Receivables                                                                                  58,899
    (J) Reserve Account
      (i)   Reserve Account Initial Deposit Percentage                                                               0.75%
      (ii)  Reserve Account Initial Deposit                                                                 $5,471,308.14
      (iii) Specified Reserve Account Balance (lesser of I(iii)(a or b or c) if 2.25% loss and delinquency triggers not hit - otherwise greater of I(iii)(a or b or c))
       (a)  Percent of Original Securities Balance                                                                   0.75%
       (b)  Trigger Percent of Remaining Securities Balance                                                          2.25%
       (c)  Remaining Securities Balance                                                                           100.00%
    (K) Yield Supplement Account Deposit                                                                   $11,124,729.26

II. INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
    (A) Total Portfolio Balance                                                                           $686,147,578.71
    (B) Total Securities Balance                                                                          $686,147,578.71
    (C) Cumulative Note and Certificate Pool Factor                                                             0.9405624
    (D) Class A-1 Notes
      (i)   Class A-1 Notes Balance                                                                       $136,063,827.02
      (ii)  Class A-1 Notes Pool Factor                                                                         0.7583368
      (iii) Class A-1 Notes Interest Carryover Shortfall                                                            $0.00
      (iv)  Class A-1 Notes Principal Carryover Shortfall                                                           $0.00
    (E) Class A-2 Notes
      (i)   Class A-2 Notes Balance                                                                       $195,000,000.00
      (ii)  Class A-2 Notes Pool Factor                                                                         1.0000000
      (iii) Class A-2 Notes Interest Carryover Shortfall                                                            $0.00
      (iv)  Class A-2 Notes Principal Carryover Shortfall                                                           $0.00
    (F) Class A-3 Notes
      (i)   Class A-3 Notes Balance                                                                       $208,000,000.00
      (ii)  Class A-3 Notes Pool Factor                                                                         1.0000000
      (iii) Class A-3 Notes Interest Carryover Shortfall                                                            $0.00
      (iv)  Class A-3 Notes Principal Carryover Shortfall                                                           $0.00
    (G) Class A-4 Notes
      (i)   Class A-4 Notes Balance                                                                       $110,608,000.00
      (ii)  Class A-4 Notes Pool Factor                                                                         1.0000000
      (iii) Class A-4 Notes Interest Carryover Shortfall                                                            $0.00
      (iv)  Class A-4 Notes Principal Carryover Shortfall                                                           $0.00
    (H) Certificates
      (i)   Certificates Balance                                                                           $36,475,751.69
      (ii)  Certificates Pool Factor                                                                            1.0000000
      (iii) Certificates Interest Carryover Shortfall                                                               $0.00
      (iv)  Certificates Principal Carryover Shortfall                                                              $0.00
    (I) Servicing Fee
      (i)   Servicing Fee Shortfall                                                                                 $0.00
    (J) End of Prior Month Account Balances

                       AMERICAN HONDA FINANCE CORPORATION
         MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                           03/01/99  through  03/31/99

      (i)   Reserve Account                                                                                 $5,471,308.14
      (ii)  Yield Supplement Account                                                                       $10,190,937.44
      (iii) Payahead Account                                                                                $1,011,222.90
      (iv)  Advances Outstanding                                                                              $737,404.73
    (K) Portfolio Summary as of End of Prior Month
      (i)   Weighted Average Coupon (WAC)                                                                            7.02%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                               46.09 months
      (iii) Number of Receivables                                                                                  57,655

III. MONTHLY INPUTS FROM THE MAINFRAME
    (A) Precomputed Contracts Principal
      (i)   Scheduled Principal Collections                                                                 $3,240,360.31
      (ii)  Prepayments in Full                                                                             $1,514,210.26
      (iii) Prepayments in Full due to Repurchases                                                                  $0.00
    (B) Precomputed Contracts Total Collections                                                             $5,984,644.41
    (C) Precomputed Interest Receivables Interest (B-A((i)+(ii)+(iii)))                                     $1,230,073.84
    (D) Simple Interest Receivables Principal
      (i)   Principal Collections                                                                          $19,073,104.23
      (ii)  Prepayments in Full                                                                                     $0.00
      (iii) Repurchased Receivables Related to Principal                                                            $0.00
    (E) Simple Interest Receivables Interest
      (i)   Simple Interest Collections                                                                     $3,333,878.86
    (F) Payment Advance for Precomputes
      (i)   Reimbursement of Previous Advances                                                                $406,465.13
      (ii)  Current Advance Amount                                                                            $114,582.21
    (G) Interest Advance for simple Interest - Net                                                                  $0.00
    (H) Payahead Account
      (i)   Payments Applied                                                                                  $219,041.81
      (ii)  Additional Payaheads                                                                              $538,571.49
    (I) Portfolio Summary as of End of Month
      (i)   Weighted Average Coupon (WAC)                                                                            7.01%
      (ii)  Weighted Average Remaining Maturity (WAM)                                                               45.23 months
      (iii) Remaining Number of Receivables                                                                        56,844
    (J) Delinquent Receivables                                       #  Unit                  Dollar Amount
                                                                   -------------         -----------------------
      (i)   30-59 Days Delinquent                                  266     0.47%         $3,228,737.00     0.49%
      (ii)  60-89 Days Delinquent                                   32     0.06%           $369,786.00     0.06%
      (ii)  90 Days or More Delinquent                               7     0.01%            $70,121.00     0.01%
    (K) Vehicles Repossessed During Collection Period               29     0.05%           $407,890.58     0.06%
    (L) Total Accumulated Repossessed Vehicles in Inventory         45     0.08%           $660,172.56     0.10%

IV. INPUTS DERIVED FROM OTHER SOURCES
    (A) Collection Account Investment Income                                                                        $0.00
    (B) Reserve Account Investment Income                                                                      $21,834.67
    (C) Yield Supplement Account Investment Income                                                             $40,668.22
    (D) Trust Fees Expense                                                                                          $0.00
    (E) Aggregate Net Losses for Collection Period                                                             $62,675.99
    (F) Liquidated Receivables Information
      (i)   Gross Principal Balance on Liquidated Receivables                                                  103,989.37
      (ii)  Liquidation Proceeds                                                                                39,567.29
      (ii)  Recoveries from Prior Month Charge Offs                                                             $1,746.09
    (G) Days in Accrual Period                                                                                         31
    (H) Deal age                                                                                                        3


                          MONTHLY COLLECTIONS

V. INTEREST COLLECTIONS
    (A) Total Interest Collections  (III(C+E(i)+G)                                                          $4,272,069.78

VI. PRINCIPAL COLLECTIONS
    (A) Principal Payments Received  (III(A((i)+(ii))+(D(i)+(ii)))                                         $23,827,674.80
    (B) Liquidation Proceeds  (IV(H(i)))                                                                        39,567.29
    (C) Repurchased Loan Proceeds Related to Principal  (III(A(iii)+D(iii)))                                         0.00
    (D) Recoveries from Prior Month Charge Offs (IV(H(ii)))                                                      1,746.09
    (E) Total Principal Collections   (A+B+C+D)                                                            $23,868,988.18

VII. TOTAL INTEREST AND PRINCIPAL COLLECTIONS  (V(C)+VI(E))                                                $28,141,057.96

VIII. YIELD SUPPLEMENT DEPOSIT                                                                                $485,107.10

IX. TOTAL AVAILABLE AMOUNT (VII+VIII)                                                                      $28,626,165.06


                           MONTHLY DISTRIBUTIONS

X. FEE DISTRIBUTIONS

                                                                      Page 3
                       AMERICAN HONDA FINANCE CORPORATION
         MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                           03/01/99  through  03/31/99

    (A) Servicing Fee
      (i)   Servicing Fee Due  (I(H)/12)(II(B))+(II(H)(i))                                                    $571,789.65
      (ii)  Servicing Fee Paid                                                                                 571,789.65
                                                                                                          ---------------
      (iii) Servicing Fee Shortfall                                                                                 $0.00
    (B) Reserve Account Investment Income (IV(B))                                                              $21,834.67
    (C) Yield Supplement Account Investment Income  (IV(C))                                                    $40,668.22
    (D) Trust Fees Expense (IV(D))                                                                                  $0.00


XI. DISTRIBUTIONS TO NOTEHOLDERS
    (A) Interest
      (i)   Class A-1 Notes
       (a)  Class A-1 Notes Interest Due                                                                      $582,784.05
       (b)  Class A-1 Notes Interest Paid                                                                      582,784.05
                                                                                                          ---------------
       (c)  Class A-1 Notes Interest Shortfall                                                                      $0.00
      (ii)  Class A-2 Notes
       (a)  Class A-2 Notes Interest Due                                                                      $870,815.83
       (b)  Class A-2 Notes Interest Paid                                                                      870,815.83
                                                                                                          ---------------
       (c)  Class A-2 Notes Interest Shortfall                                                                      $0.00
      (iii) Class A-3 Notes
       (a)  Class A-3 Notes Interest Due                                                                      $918,666.67
       (b)  Class A-3 Notes Interest Paid                                                                      918,666.67
                                                                                                          ---------------
       (c)  Class A-3 Notes Interest Shortfall                                                                      $0.00
      (iv)  Class A-4 Notes
       (a)  Class A-4 Notes Interest Due                                                                      $493,127.33
       (b)  Class A-4 Notes Interest Paid                                                                      493,127.33
                                                                                                          ---------------
       (c)  Class A-4 Notes Interest Shortfall                                                                      $0.00
      (v)   Total Note Interest
       (a)  Total Note Interest Due                                                                         $2,865,393.88
       (b)  Total Note Interest Paid                                                                         2,865,393.88
                                                                                                          ---------------
       (c)  Total Note Interest Shortfall                                                                           $0.00
       (d)  Reserve Fund Withdrawn for Note Interest                                                                $0.00
Amount available for distributions after Fees & Interest (VIII-(IX(A)(ii)-(D))-X(A)(v)(b))                 $25,188,981.53
    (B) Principal
      (i)   Noteholders' Principal Distribution Amounts                                                    $23,931,664.17
      (ii)  Class A-1 Notes Principal
       (a)  Class A-1 Notes Principal Due                                                                  $23,931,664.17
       (b)  Class A-1 Notes Principal Paid                                                                  23,931,664.17
                                                                                                          ---------------
       (c)  Class A-1 Notes Principal Shortfall                                                                     $0.00
       (d)  Reserve Fund drawn                                                                                      $0.00
      (iii) Class A-2 Notes Principal
       (a)  Class A-2 Notes Principal Due                                                                           $0.00
       (b)  Class A-2 Notes Principal Paid                                                                           0.00
                                                                                                          ---------------
       (c)  Class A-2 Notes Principal Shortfall                                                                     $0.00
       (d)  Reserve Fund drawn                                                                                      $0.00
      (iv)  Class A-3 Notes Principal
       (a)  Class A-3 Notes Principal Due                                                                           $0.00
       (b)  Class A-3 Notes Principal Paid                                                                           0.00
                                                                                                          ---------------
       (c)  Class A-3 Notes Principal Shortfall                                                                     $0.00
       (d)  Reserve Fund drawn                                                                                      $0.00
      (v)   Class A-4 Notes Principal
       (a)  Class A-4 Notes Principal Due                                                                           $0.00
       (b)  Class A-4 Notes Principal Paid                                                                           0.00
                                                                                                          ---------------
       (c)  Class A-4 Notes Principal Shortfall                                                                     $0.00
       (d)  Reserve Fund drawn                                                                                      $0.00
      (vi)  Total Notes Principal
       (a)  Total Notes Principal Due                                                                      $23,931,664.17
       (b)  Total Notes Principal Paid                                                                      23,931,664.17
                                                                                                          ---------------
       (c)  Total Notes Principal Shortfall                                                                         $0.00
       (d)  Reserve Fund drawn                                                                                      $0.00

XII. RESERVE FUND DEPOSIT
    Amount available for deposit into reserve fund                                                          $1,257,317.36
    Amount deposited into reservc fund                                                                               0.00
                                                                                                          ---------------
    Excess fund available to Cerificateholders                                                               1,257,317.36
                                                                                                          ---------------

XIII. DISTRIBUTIONS TO CERTIFICATEHOLDERS
    (A) Interest
      (i)   Certificates Interest Due                                                                         $162,621.06
      (ii)  Certificates Monthly Interest Paid                                                                 162,621.06
                                                                                                          ---------------
      (iii) Certificates Monthly Interest Shortfall                                                                 $0.00
    (B) Principal
      (i)   Certificates Principal Due                                                                             ($0.00)
      (ii)  Certificates Principal Paid                                                                             (0.00)
                                                                                                          ---------------
      (iii) Certificates Principal Shortfall                                                                        $0.00
    (C) Release to Seller                                                                                   $1,094,696.30

                       AMERICAN HONDA FINANCE CORPORATION
         MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                           03/01/99  through  03/31/99

                          DISTRIBUTIONS SUMMARY

    (A) Total Collections                                                                                  $28,626,165.06
    (B) Service Fee                                                                                           $571,789.65
    (C) Class A1 Amount                                                                                    $24,514,448.22
    (D) Class A2 Amount                                                                                       $870,815.83
    (E) Class A3 Amount                                                                                       $918,666.67
    (F) Class A4 Amount                                                                                       $493,127.33
    (G) Amount of Deposited  into Reserve Account                                                                   $0.00
    (H) Certificateholders                                                                                    $162,621.06
    (I) Release to seller                                                                                   $1,094,696.30
    (J) Total amount distributed                                                                           $28,626,165.06
    (K) Amount of Draw from Reserve Account                                                                          0.00


                      PORTFOLIO AND SECURITY SUMMARY

                                                                      Beginning                                 End
XIV. POOL BALANCES AND PORTFOLIO INFORMATION                          of Period                              of Period
                                                                   ---------------                        ---------------
    (A) Balances and Principal Factors
      (i)   Aggregate Balance of Notes                             $649,671,827.02                        $625,740,162.85
      (ii)  Note Pool Factor                                             0.9405624                              0.9029023
      (iii) Class A-1 Notes Balance                                 136,063,827.02                         112,132,162.85
      (iv)  Class A-1 Notes Pool Factor                                  0.7583368                              0.6249563
      (v)   Class A-2 Notes Balance                                 195,000,000.00                         195,000,000.00
      (vi)  Class A-2 Notes Pool Factor                                  1.0000000                              1.0000000
      (vii) Class A-3 Notes Balance                                 208,000,000.00                         208,000,000.00
      (viii)Class A-3 Notes Pool Factor                                  1.0000000                              1.0000000
      (ix)  Class A-4 Notes Balance                                 110,608,000.00                         110,608,000.00
      (x)   Class A-4 Notes Pool Factor                                  1.0000000                              1.0000000
      (xi)  Certificates Balance                                     36,475,751.69                          36,475,751.69
      (xii) Certificates Pool Factor                                     1.0000000                              1.0000000
      (xiii)Total Principal Balance of Notes and Certificates       686,147,578.71                         662,215,914.54
    (B) Portfolio Information
      (i)   Weighted Average Coupon (WAC)                                     7.02%                                  7.01%
      (ii)  Weighted Average Remaining Maturity (WAM)                        46.09 month                            45.23 months
      (iii) Remaining Number of Receivables                                 57,655                                 56,844
      (iv)  Portfolio Receivable Balance                           $686,147,578.71                        $662,215,914.54
    (C) Outstanding Advance Amount                                     $737,404.73                            $445,521.81
    (D) Outstanding Payahead Balance                                 $1,011,222.90                          $1,330,752.58


                         SUMMARY OF ACCOUNTS


XV. RECONCILIATION OF RESERVE ACCOUNT
    (A) Beginning Reserve Account Balance                                                                            $5,471,308.14
    (B) Draws                                                                                                                 0.00
      (i)   Draw for Servicing Fee                                                                                            0.00
      (ii)  Draw for Interest                                                                                                 0.00
      (iii) Draw for Realized Losses                                                                                          0.00
    (C) Excess Interest Deposited into the Reserve Account                                                            1,257,317.36
    (D) Reserve Account Balance Prior to Release                                                                      6,728,625.50
    (E) Reserve Account Required Amount                                                                               5,471,308.14
    (F) Final Reserve Account Required Amount                                                                         5,471,308.14
    (G) Excess Reserve Account Amount                                                                                 1,257,317.36
    (H) Ending Reserve Account Balance                                                                                5,471,308.14


XVI. RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
    (A) Beginning Yield Supplement Account Balance                                                                   10,190,937.44
    (B) Investment Earnings                                                                                              40,668.22
    (C) Investment Earnings Withdraw                                                                                     96,842.90
    (D) Additional Yield Supplement Amounts                                                                                   0.00
    (E) Yield Supplement Deposit Amount                                                                                 485,107.10
    (F) Ending Yield Supplement Account Balance                                                                       9,649,655.66


XVII. NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
    (A) Liquidated Contracts
      (i)   Liquidation Proceeds                                                                                        $39,567.29
      (ii)  Recoveries on Previously Liquidated Contracts                                                                 1,746.09
    (B) Aggregate Net Losses for Collection Period                                                                       62,675.99
    (C) Net Loss Rate for Collection Period (annualized)                                                                      0.11%
    (D) Cumulative Net Losses for all Periods                                                                           120,345.35
    (E) Delinquent Receivables                                       #  Unit                  Dollar Amount
                                                                   -------------         -----------------------
      (i)   30-59 Days Delinquent                                  266     0.47%         $3,228,737.00     0.49%
      (ii)  60-89 Days Delinquent                                   32     0.06%           $369,786.00     0.06%

                                                                      Page 5
                       AMERICAN HONDA FINANCE CORPORATION
         MONTHLY SERVICER REPORT -- Honda Auto Receivables 1999-1 Owner Trust
                           03/01/99  through  03/31/99

      (ii)  90 Days or More Delinquent                               7     0.01%            $70,121.00     0.01%


XVIII. REPOSSESSION ACTIVITY                                         #  Unit                  Dollar Amount
                                                                   -------------         -----------------------
    (A) Vehicles Repossessed During Collection Period              29      0.05%         $407,890.58       0.06%
    (B) Total Accumulated Repossessed Vehicles in Inventory        45      0.08%         $660,172.56       0.10%

XIX. TESTS FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
    (A) Ratio of Net Losses to the Pool Balance as of Each Collection Period
      (i)   Second Preceding Collection Period                                                                       0.00%
      (ii)  Preceding Collection Period                                                                              0.10%
      (iii) Current Collection Period                                                                                0.11%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.07%
    (B) Ratio of Balance of Contracts Delinquent 60 Days or More to the Outstanding Balance of Receivables.
      (i)   Second Preceding Collection Period                                                                       0.02%
      (ii)  Preceding Collection Period                                                                              0.11%
      (iii) Current Collection Period                                                                                0.15%
      (iv)  Three Month Average (Avg(i,ii,iii))                                                                      0.09%
    (C) Loss and Delinquency Trigger Indicator                                                       Trigger was not hit.


    I hereby certify that the servicing report provided is true and accurate to the best of my knowledge.


       /s/ John Weisickle
       -------------------------------------
       Mr. John Weisickle
       Vice President / Finance